                                                                   EXHIBIT 10.7

                                                CONFIDENTIAL TREATMENT REQUESTED


LEASE AGREEMENT ENTERED INTO, ON ONE HAND, BY CONDOMINIO HUMBOLDT, S.A. DE C.V. (HEREINAFTER REFERRED TO AS THE "LESSOR"), REPRESENTED HEREIN BY ITS GENERAL AGENT, MRS. CARMELA AZCARRAGA MILMO DE BURILLO AND, ON THE OTHER HAND, BY HOTELERA QUALTON, S.A. DE C.V. (HEREINAFTER REFERRED TO AS THE "LESSEE"), REPRESENTED HEREIN BY ITS GENERAL AGENT, MR. BERNARDO DOMINGUEZ CERECERES, IN ACCORDANCE WITH THE FOLLOWING RECITALS AND ARTICLES:

                                    RECITALS

I. THE LESSOR DECLARES THROUGH ITS LEGAL REPRESENTATIVE THAT:

A. IT IS A COMMERCIAL COMPANY LEGALLY INCORPORATED PURSUANT TO THE LAWS OF THE MEXICAN REPUBLIC AS EVIDENCED BY PUBLIC DEED NUMBER 48,468 DATED JANUARY 24, 1956, PASSED BEFORE THE FAITH OF MR. FRANCISCO LOZANO NORIEGA, NOTARY PUBLIC NUMBER SEVENTY ONE OF THE FEDERAL DISTRICT, RECORDED AT THE PUBLIC REGISTRY OF PROPERTY, COMMERCE SECTION, OF THE FEDERAL DISTRICT, UNDER NUMBER 661, FOLIO 439 OF VOLUME 339 ON FEBRUARY 29, 1996, CURRENTLY RECORDED UNDER COMMERCIAL FOLIO NUMBER 66174.

B. IT IS THE OWNER OF THE REAL ESTATE FORMED BY LOTS 1, 1-A, 2 AND 3 OF THE BLOCK ENRIQUE EL ESCLAVO OF THE MAGALLANES DEVELOPMENT IN THE CITY AND PORT OF ACAPULCO, GUERRERO, THAT HAS AN APPROXIMATE AREA OF 4,560.50 SQUARE METERS AND THE FOLLOWING MEASURES AND ADJACENT PROPERTIES:

     TO THE NORTH:                  106.00 METERS WITH CALZADA COSTERA
                                           MIGUEL ALEMAN.
     TO THE SOUTH:                  107.40 METERS WITH THE FEDERAL ZONE
                                           OF THE BAY OF ACAPULCO.
     TO THE EAST:                   58.00 METERS WITH LOT NUMBER 4 OF THE
                                          SAME BLOCK.
     TO THE WEST:                   31.35 METERS WITH AVENIDA FERNANDO
                                          DE MAGALLANES.

C. IN THE LOT MENTIONED IN THE FOREGOING SECTION, THE LESSOR CARRIED OUT AT THE LESSOR'S EXPENSE WORKS CONSISTING OF THE SPECIALIZED CONSTRUCTION OF TWO BUILDINGS FOR USE AS A HOTEL AND ANNEXES, KNOWN AS RITZ HOTEL, THAT FOR THE PURPOSES OF THIS AGREEMENT AND THE LAND OVER WHICH THEY ARE BUILT WILL BE JOINTLY REFERRED TO AS THE HOTEL.

D. THE ABOVE-MENTIONED REAL ESTATE IS FREE OF LIENS AND LIABILITIES TO THIRD PARTIES AND UP TO DATE IN THE PAYMENT OF

     TAXES AND SERVICES THAT CORRESPOND TO SUCH REAL ESTATE AS EVIDENCED BY THE CERTIFICATE OF NON-EXISTENCE LIENS, CERTIFICATE OF NO DEBT OF REAL ESTATE PROPERTY TAX, WATER SERVICE FEES AND THE MOST RECENT ELECTRICITY SERVICE, PAYMENT VOUCHERS, DOCUMENTS THAT ARE ATTACHED HERETO AND IDENTIFIED AS ANNEX "A", AND FORM PART OF THIS AGREEMENT, REASON FOR WHICH IF ANY DEBT SHOULD ARISE FOR WHICH LESSOR IS LIABLE, DATED PRIOR TO THIS AGREEMENT, FOR SUCH SAME ITEMS LESSOR SHALL IMMEDIATELY PAY SUCH FEES OR TAXES.

E. THE ABOVE-MENTIONED HOTEL IS EQUIPPED WITH FURNITURE, ACCESSORIES, INSTALLATIONS, DECORATIONS AND EQUIPMENT, WHICH CLASSIFICATION AND DETAILED DESCRIPTION OF THE HOTEL ARE LISTED IN THE DOCUMENT WHICH, ONCE SIGNED BY THE PARTIES WILL CONSTITUTE ANNEX "B" OF THIS AGREEMENT AND WILL BE AN INTEGRAL PART OF THIS AGREEMENT AND AS A WHOLE HEREINAFTER SHALL BE REFERRED TO AS LESSOR SUPPLIED EQUIPMENT (FOR THE PURPOSES OF THIS AGREEMENT THE HOTEL AND THE LESSOR SUPPLIED EQUIPMENT WILL BE REFERRED TO JOINTLY AS THE LEASED PROPERTY).

F.   ***

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

G. THE ABOVE-MENTIONED HOTEL HAD THE AUTHORIZATIONS, PERMITS, LICENSES AND CONCESSION TO USE THE FEDERAL MARITIME LAND ZONE, NECESSARY FOR THE OPERATION AS RITZ HOTEL, ISSUED BY THE COMPETENT AUTHORITIES, WHICH ARE ATTACHED TO THIS AGREEMENT AND IDENTIFIED AS ANNEX "C" AND THAT DULY SIGNED BY THE PARTIES BECOMES AN INTEGRAL PART OF THIS AGREEMENT.

H.   ***

I. LESSOR INTENDS TO GRANT A LEASE TO THE LESSEE ON THE LEASED PROPERTY, SO THAT THE LESSEE MAY OPERATE THE HOTEL BY ITSELF OR THROUGH A HIRED AFFILIATE OR SUBSIDIARY COMPANY.

J. THE GENERAL AGENT HAS THE NECESSARY POWERS TO EXECUTE THIS AGREEMENT AND OBLIGATE THE COMPANY PURSUANT TO ITS TERMS.

II. THE LESSEE, DECLARES UNDER OATH TO TELL THE TRUTH THAT:

A. IT IS A COMMERCIAL COMPANY INCORPORATED PURSUANT TO THE LAWS OF THE MEXICAN REPUBLIC AS EVIDENCED BY PUBLIC DEED NUMBER 106,800 DATED SEPTEMBER 18, 1992, PASSED BEFORE THE FAITH OF MR. JOAQUIN CACERES Y FERRAEZ, NOTARY PUBLIC NUMBER 20 IN THE FEDERAL DISTRICT, WHICH IS RECORDED AT THE

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     PUBLIC REGISTRY OF PROPERTY AND COMMERCE OF THE FEDERAL DISTRICT UNDER COMMERCIAL FOLIO NUMBER 168,939.

B.   IT INTENDS TO LEASE THE LEASED PROPERTY TO OPERATE A HOTEL.

C. IT HAS PROFOUND KNOWLEDGE, EXPERIENCE AND CAPACITY IN THE MARKETING, OPERATION AND MANAGEMENT OF HOTELS, RESTAURANTS, BARS AND RELATED AND SIMILAR SERVICES, FOR WHICH THE LESSEE HAS THE NECESSARY SPECIALIZED TECHNICAL PERSONNEL TO OPERATE THE LEASED PROPERTY.

D. IT IS AWARE OF THE CURRENT CONDITIONS OF THE LEASED PROPERTY, AND IT WISHES TO PROVIDE FINANCING TO THE LESSOR SO THAT IT MAY CARRY OUT THE REMODELING AND DECORATION OF THE LEASED PROPERTY IN THE MANNER THAT THE LESSOR DECLARES IN SECTION F OF RECITAL I ABOVE.

E. ITS GENERAL AGENT HAS THE NECESSARY POWERS TO EXECUTE THIS AGREEMENT AND OBLIGATE THE COMPANY PURSUANT TO ITS TERMS.

BASED ON THE FOREGOING, BOTH PARTIES EXECUTE THIS LEASE AGREEMENT, SUBJECT TO THE FOLLOWING:

                                    ARTICLES

ONE. THE LESSOR GRANTS THE LESSEE A LEASE AND LESSEE ACCEPTS SUCH LEASE, THEREBY RECEIVING THE TEMPORARY USE AND ENJOYMENT OF THE LEASED PROPERTY. SUCH LEASE SHALL INCLUDE EVERYTHING THAT DE FACTO AND BY LAW PERTAINS TO THE ABOVE-MENTIONED BUILDINGS AND LAND OVER WHICH SUCH BUILDINGS ARE CONSTRUCTED WITH THEIR USES, EASEMENTS, RIGHTS, ETC. AS OF THE DATE OF THIS AGREEMENT AND THROUGHOUT ITS TERM AND THAT OF ITS EXTENSIONS, IF ANY, IN TERMS OF ARTICLE FOUR BELOW, THE LESSEE SHALL BE ENTITLED TO THE EXCLUSIVE POSSESSION OF THE LEASED PROPERTY.


TWO.  THE PARTIES AGREE THAT:

A. THE LEASED PROPERTY SHALL BE USED ONLY FOR THE FUNCTIONING OF A HOTEL, AS WELL AS FOR ALL THE ACTIVITIES THAT ARE DIRECTLY OR INDIRECTLY RELATED WITH THIS PURPOSE. ***

B.   ***

C. THE LESSOR EXPRESSLY EMPOWERS THE LESSEE TO CARRY OUT AT THE LESSEE'S EXPENSE AND COST, FROM THE MOMENT OF THE HOTEL'S OPENING TO THE GENERAL PUBLIC, AND DURING THE TERM OF THIS AGREEMENT, CONSTRUCTIONS, ADAPTATIONS,

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     INSTALLATIONS AND/OR IMPROVEMENTS THAT ARE REQUIRED FOR THE PURPOSES THAT ARE SPECIFIED IN SECTION A OF THIS ARTICLE (HEREINAFTER TO BE JOINTLY REFERRED TO AS IMPROVEMENTS) FOR WHICH THE LESSEE SHALL OBTAIN APPROVAL FROM THE LESSOR (WHICH WILL NOT BE UNJUSTLY WITHHELD), AS WELL AS THE LICENSES, PERMITS AND GOVERNMENTAL AUTHORIZATIONS THAT ARE REQUIRED AND, IF APPLICABLE, THE CORRESPONDING SANCTIONS LEVIED SHALL BE AT THE *** EXPENSE AND ACCOUNT.

D. WITH RESPECT TO THE LEASED PROPERTY'S REMODELING AND DECORATION THAT WILL BE CARRIED OUT AT THE EXCLUSIVE EXPENSE AND COST OF THE LESSOR WITH FUNDS FINANCED BY THE LESSEE, BOTH PARTIES ACCEPT THE FOLLOWING PROCEDURE: I) THE LESSEE SHALL SUBMIT FOR TO THE LESSOR'S AUTHORIZATION, IN A TERM TO NOT EXCEED THIRTY DAYS, AS OF THE DATE OF EXECUTION OF THIS AGREEMENT, THE REMODELING AND DECORATION PROJECT FOR THE LEASED PROPERTY PREPARED BY THE CONSTRUCTION COMPANY THAT THE LESSEE HAS CONTRACTED. SUCH PROJECT SHALL INCLUDE, BUT NOT BE LIMITED TO, GENERAL BLUEPRINTS OF INTERIOR AND EXTERIOR DECORATION, AS WELL AS THE FURNITURE AND THE SPECIFICATIONS OF THE ELECTRICAL AND LIGHTNING INSTALLATION, HYDRAULIC AND SANITARY BLUEPRINTS AND ANY

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     OTHER INSTALLATION AND THAT OF ADS AND SIGNS, AS WELL AS THE SCHEDULE OF EXECUTION OF THE WORKS, INVESTMENT PROGRAM AND NAME OF THE CONTRACTOR THAT WILL EXECUTE SUCH ACTIVITIES, II) THE LESSOR SHALL HAVE A TEN BUSINESS DAY TERM TO GRANT OR DENY THE AUTHORIZATION AND SHALL BE ENTITLED TO CONFER WITH THE LESSEE OR THE LESSEE'S CONSTRUCTION COMPANY TO MAKE ALL KINDS OF CLARIFICATIONS OR OBSERVATIONS TO THE PROJECT, IT BEING UNDERSTOOD THAT ONCE SUCH TERM HAS ELAPSED AND LESSOR HAS NOT NOTIFIED THE LESSEE OF ITS DECISION TO GRANT OR DENY THE AUTHORIZATION FOR THE PROJECT, THE REMODELING AND DECORATION PROJECT FOR THE LEASED PROPERTY PRESENTED TO THE LESSOR SHALL BE DEEMED APPROVED IN ALL ITS TERMS. SUCH PROJECT SHALL BE BETWEEN *** CURRENCY OF THE UNITED STATES OF AMERICA APPROXIMATELY), AND SHALL NOT EXCEED THE AMOUNT OF *** CURRENCY OF THE UNITED STATES OF AMERICA), IT BEING UNDERSTOOD THAT IN THE EVENT SUCH PROJECT EXCEEDS THE AMOUNT INDICATED ABOVE, ANY ADDITIONAL AMOUNT SHALL BE COVERED EXCLUSIVELY BY THE ***, III) ONCE THE PROJECT HAS BEEN AUTHORIZED, THE WORK AGREEMENT BETWEEN THE LESSOR AND THE CONSTRUCTION COMPANY SHALL BE FORMALIZED, IV) THE LESSEE ACCEPTS FROM THIS MOMENT ON AS SUPERVISOR OF THE WORKS ***, AND/OR HIS

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     SUBSTITUTE, WHOM ON BEHALF OF THE LESSOR AND AT LESSOR'S COST AND EXPENSE SHALL SUPERVISE THE EXECUTION TIME, THE QUALITY OF THE MATERIALS, AND THE PRICE OF THE WORKS TO BE EXECUTED, V) BOTH PARTIES COMMIT TO NOT EXECUTE ANY WORKS UNTIL THE ESTABLISHED PROCEDURE HAS BEEN FOLLOWED AND COMPLETED,
     ***


THREE.

A. THE LESSEE SHALL PAY TO THE LESSOR OR THE PERSON REPRESENTING THE LESSOR'S RIGHTS, BEGINNING ON JANUARY 1, 1997, AS RENT, THE MONTHLY AMOUNT OF *** CURRENCY OF THE UNITED STATES OF AMERICA) OR ITS EQUIVALENT IN MEXICAN CURRENCY AT THE EXCHANGE RATE PUBLISHED BY MEXICAN CENTRAL BANK FOR PAYMENT OF OBLIGATIONS DENOMINATED IN FOREIGN CURRENCY, PLUS ***. EVERY MONTHLY PAYMENT SHALL BE PAID IN FULL, EVEN THOUGH LESSEE OCCUPIES THE LEASED PROPERTY ONLY DURING PART OF A MONTH.

B. THE LESSEE SHALL PAY THE RENT AS SET FORTH IN THE PRECEDING SECTION IN ***, AT THE LESSOR'S DOMICILE, WITHOUT NEED OF PRIOR COLLECTION, AND THE LESSOR SHALL DELIVER TO THE LESSEE

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     RECEIPTS IN COMPLIANCE WITH TAX REQUIREMENTS, AS SET FORTH IN THE LAWS IN FORCE.

C. EVEN THOUGH THE LESSOR MAY RECEIVE RENT ON A DATE OTHER THAN THE DATE SET FORTH ABOVE OR ADMIT PARTIAL PAYMENTS ON ACCOUNT OF RENT, THIS AGREEMENT SHALL NOT BE DEEMED NOVATED, WHETHER WITH RESPECT TO ITS TERMS, OR THE MANNER IN WHICH PAYMENTS ARE MADE.

D. THE LESSEE SHALL NOT WITHHOLD RENT IN ANY OR UNDER ANY NAME, WHETHER JUDICIAL OR EXTRAJUDICIAL, BUT RATHER LESSEE SHALL PAY RENT ON THE AGREED UPON DATE, EXCEPT THE AMOUNT OF THE OBLIGATIONS THAT THE LESSOR HAS CONTRACTED, AS BORROWER, IN THE LOAN AGREEMENT ENTERED INTO SIMULTANEOUSLY AND SEPARATELY WITH THE LESSEE AS LENDER; SUCH DOCUMENT IS ATTACHED TO THIS AGREEMENT AS ANNEX "E" AND ONCE DULY SIGNED BY THE PARTIES SHALL BECOME AN INTEGRAL PART OF THIS AGREEMENT.

E.   ***

FOUR.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

A. THE TERM OF THIS LEASE SHALL BE A COMPULSORY *** PERIOD FOR BOTH PARTIES, COMMENCING ON JANUARY 1, 1997.

B. IN THE EVENT THAT ANY OF THE PARTIES WISHES TO UNILATERALLY TERMINATE THIS AGREEMENT BEFORE THE COMPULSORY LEASE TERM SET FORTH IN SECTION A ABOVE EXPIRES, SUCH PARTY SHALL PROVIDE WRITTEN NOTICE DELIVERED IN AN UNDUBIOUS MANNER TO THE OTHER PARTY, ***.

C.   ***

D.   ***

E. THE LESSEE SHALL HAVE THE OPTION TO REQUEST FROM THE LESSOR AN EXTENSION TO THE AGREEMENT FOR AN ADDITIONAL *** TERM, PROVIDED THAT SUCH OPTION IS EXERCISED WITH AT LEAST *** MONTHS IN ADVANCE TO THE EXPIRATION OF THE TERM REFERRED TO IN SECTION A ABOVE, BY MEANS OF WRITTEN NOTICE DELIVER IN AN UNDUBIOUS MANNER TO THE LESSOR.

F.   ***

G.   ***

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

H. THE IMPROVEMENTS THAT THE LESSEE PERFORMS ON THE LEASED PROPERTY SHALL REMAIN AT THE TERMINATION OF THE LEASE TO THE BENEFIT OF THE PROPERTY, UNLESS THE LESSEE, BECAUSE IT IS CONVENIENT TO THE LESSEE'S INTERESTS, WISHES TO REMOVE THE REMOVABLE INSTALLATIONS THAT THE LESSEE MAY HAVE PLACED IN OR UPON THE LEASED PROPERTY. IN SUCH EVENT, THE LESSEE SHALL BE ENTITLED TO DO SO. LESSEE SHALL BE OBLIGATED TO REPAIR ANY DAMAGES CAUSED TO THE LEASED PROPERTY AS A RESULT OF THE REMOVAL OF SUCH INSTALLATIONS, AND SHALL LEAVE SUCH LEASED PROPERTY PERFECTLY CLEAN AND IN THE BEST CONDITIONS OF PRESERVATION.

FIVE.

A. THE LESSOR AND THE LESSEE AGREE THAT THE LEASED PROPERTY INCLUDING, BUT NOT LIMITING TO, THE STRUCTURAL PARTS, FURNITURE, EQUIPMENT AND DECORATIONS, SHALL ALWAYS BE MAINTAINED IN GOOD CONDITIONS OF PRESERVATION. *** SHALL BE EXCLUSIVELY RESPONSIBLE FOR MAKING ALL REPAIRS, REPLACEMENTS OR FIX UPS THAT ARE REQUIRED FOR SUCH PURPOSE.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

B. UPON VACATING THE LEASED PROPERTY, THE LESSEE SHALL DELIVER SUCH LEASED PROPERTY TO THE LESSOR IN GOOD CONDITIONS OF PRESERVATION WITH ONLY NORMAL WEAR AND TEAR.

SIX.

A.   THE *** SHALL PAY THE PROPERTY TAX APPLICABLE TO THE LEASED PROPERTY.

B. THE WATER, ELECTRICITY, TELEPHONE AND GAS CONSUMPTION SERVICES, AND OTHERS USED BY THE LESSEE SHALL BE BORNE BY THE ***. *** SHALL NEGOTIATE AND EXECUTE THE RESPECTIVE SERVICE AGREEMENTS IN ITS NAME, AND SHALL BE OBLIGATED TO PAY ANY DEBT ARISING FROM SUCH SERVICES AFTER THE LEASED PROPERTY IS VACATED, AS WELL AS THE TAX PAYMENTS THAT *** MAY OWE ARISING FROM THE FUNCTIONING OF THE BUSINESS THAT THE *** INSTALLS ON THE LEASED PROPERTY.

C. IN ORDER FOR THE LESSEE TO EXECUTE THE AGREEMENT WITH TELEFONOS DE MEXICO, S.A. DE C.V. IN ITS NAME FOR TELEPHONE SERVICE, THE LESSOR IS OBLIGATED TO ASSIGN FOR A PRICE DETERMINED BY MUTUAL AGREEMENT OF BOTH PARTIES, EACH AND EVERY ONE OF THE TELEPHONE LINES THAT THE LESSOR OR AN AFFILIATED COMPANY HAS CONTRACTED AT THE LEASED PROPERTY.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

D. THE *** SHALL BE RESPONSIBLE FOR THE FEES ARISING FROM THE USE OF THE FEDERAL MARITIME-LAND ZONE, AS WELL AS THE AMOUNT OF ALL TAXES AND FEES LEVIED OR TO BE LEVIED, WHETHER MUNICIPAL, STATE, OR FEDERAL, ON THE LEASED PROPERTY SUCH AS COOPERATION, LIGHTING SYSTEM, EQUITY, DRAIN AND SIMILAR TAXES AND FEES.

E. THE *** AGREE TO *** CONTRACT AN INSURANCE POLICY DENOMINATED IN DOLLARS OF THE UNITED STATES OF AMERICA COVERING ANY RISK TO WHICH THE LEASED PROPERTY MAY BE EXPOSED, SUCH AS FIRE, LIGHTNING, TREMORS AND/OR EARTHQUAKES AND/OR VOLCANIC ERUPTION, HURRICANES, HAIL AND/OR WHIRLWINDS, HEAVY SEAS AND/OR FLOODS, EXPLOSIONS AND ACTS OF VANDALISM.

     IT IS UNDERSTOOD THAT THE *** SHALL PAY THE PROPORTIONAL PART OF THE FIRE, LIGHTNING, TREMORS, EARTHQUAKE, HURRICANES AND/OR EXPLOSIONS AND THE REST OF THE RISKS DESCRIBED IN THE PRECEDING PARAGRAPH SHALL BE BORNE BY THE
     ***.

     THE VALUE OF THE ABOVE-MENTIONED INSURANCE POLICY SHALL BE DETERMINED BY MUTUAL AGREEMENT OF THE PARTIES AND SHALL NEVER BE LESS THAN THE TOTAL INSURABLE REPLACEMENT COST OF

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     THE LEASED PROPERTY DAMAGES. THE PREFERRED BENEFICIARY SHALL BE THE ***.

     IT IS EXPRESSLY AGREED THAT IN THE EVENT THAT SUCH AN INCIDENT WERE TO OCCUR, THE *** SHALL MAKE AN INVESTMENT EQUAL TO THE PROCEEDS RECEIVED, FOR THE RECONSTRUCTION OF THE LEASED PROPERTY.

F. THE *** SHALL MAINTAIN, AT ITS SOLE EXPENSE, INSURANCE THAT COVERS ITS CIVIL AND OBJECTIVE LIABILITY VIS-A-VIS THE PUBLIC, AS WELL AS BUSINESS INTERRUPTION.

G.   ***

H.   ***

I.   ***

SEVEN. SINCE THE LESSEE IS A CORPORATION INCORPORATED IN TERMS OF ARTICLE 13 OF THE FEDERAL LABOR LAW, THAT HAS THE NECESSARY ORGANIZATION, TRAINED PERSONNEL AND ALL THE PROPER AND SUFFICIENT TOOLS TO FULFILL ALL THE OBLIGATIONS WITH THE LESSEE'S WORKERS AND EMPLOYEES, IT IS EXPRESSLY AGREED THAT IN CASE THAT ANY WORKER-EMPLOYER CONFLICT SHOULD ARISE BETWEEN THE LESSEE AND/OR THE AFFILIATE OR SUBSIDIARY SERVICES COMPANY

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

THAT THE LESSEE CONTRACTS AND ITS WORKERS AND EMPLOYEES, AND BECAUSE THE LEASED PROPERTY IS THE EXCLUSIVE PROPERTY OF LESSOR, SUCH LEASED PROPERTY SHALL NOT AND CANNOT BE ATTACHED, OR SUBJECT TO INVASION AND GUARANTEE WHATSOEVER BY THE WORKERS OR EMPLOYEES OF THE LESSEE AND/OR AFFILIATE OR SUBSIDIARY SERVICES COMPANY THAT THE LESSEE CONTRACTS TO RENDER THE SERVICES, FOR THE PAYMENT OF BENEFITS OWED AS A RESULT OF THE LABOR RELATIONSHIP THAT EXISTS BETWEEN THEM, INCLUDING, BUT NOT LIMITED TO, THE PAYMENT OF THE CORRESPONDING FEES TO THE INSTITUTO MEXICANO DEL SEGURO SOCIAL (MEXICAN SOCIAL SECURITY INSTITUTE), TO THE INSTITUTO NACIONAL DEL FOMENTO PARA LA VIVIENDA DEL TRABAJADOR (NATIONAL INSTITUTE OF PROMOTION FOR WORKER HOUSING) AND TO THE SISTEMA DE AHORRO PARA EL RETIRO (RETIREMENT SAVINGS SYSTEM).

***

EIGHT. THE LESSOR SHALL NOT BE RESPONSIBLE, AT ANY TIME, FOR THEFTS OF LESSEE PROPERTY AT THE LEASED PROPERTY.

NINE. LESSEE MAY NOT ASSIGN OR SUBLET THE LEASED PROPERTY TO ANY THIRD PARTY OTHER THAN AN AFFILIATE OR SUBSIDIARY UNLESS IT

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

HAS THE PRIOR WRITTEN CONSENT OF LESSOR. IN THE EVENT THAT THE LESSOR GRANTS ITS CONSENT FOR SUBLETTING, THE LESSEE SHALL REMAIN LIABLE TO THE LESSOR AS IF THE LESSEE CONTINUED USING THE ENJOYING THE LEASED PROPERTY; THEREFORE, LESSEE AGREES TO NOT EXECUTE SUBLEASE AGREEMENTS FOR A PERIOD EXCEEDING THE TERM OF THIS AGREEMENT AND TO DELIVER TO LESSOR, AT THE TERMINATION THEREOF, THE LEASED PROPERTY FREE OF ANY OCCUPANTS AND FREE OF ANY LIABILITY TOWARDS ITS SUBLESSEE(S). CONCESSIONS THAT BY THE VERY NATURE OF THE BUSINESS NEED BE GRANTED TO THIRD PARTIES FOR PROVIDING ADDITIONAL SERVICES TO GUESTS ARE EXPRESSLY EXCLUDED FROM THE FOREGOING.

TEN. BOTH PARTIES AGREE THAT DURING THE EXECUTION OF THE REMODELING AND DECORATION WORKS ON THE LEASED PROPERTY, WHICH LESSOR SHALL PAY WITH CASH FLOW FINANCED BY THE LESSEE, THE LESSOR, THROUGH THE SUPERVISOR AND/OR SUBSTITUTE NOMINATED IN SECTION D OF ARTICLE TWO ABOVE, SHALL BE ENTITLED AT ALL TIMES TO INSPECT THE LEASED PROPERTY AND ONCE SUCH WORKS ARE CONCLUDED, THE LESSOR SHALL NOTIFY THE LESSEE WITH AT LEAST FIVE BUSINESS DAYS IN ADVANCE TO THE DAY ON WHICH LESSOR INTENDS TO CARRY OUT THE MENTIONED INSPECTION VISIT. SUCH INSPECTION VISIT SHALL BE CARRIED OUT FROM MONDAY

THROUGH FRIDAY FROM 9:00 HOURS TO 14:00 HOURS, AND FROM 16:00 HOURS TO 19:00 HOURS.

ELEVEN.  ***

A.   ***

B.   ***

C.   ***

D.   ***

E.   ***

F.   ***

G.   ***

H.   ***

TWELVE. THE LESSEE, AT ITS OWN EXPENSE, SHALL CONTRACT IN FAVOR AND TO THE SATISFACTION OF THE LESSOR IN A MAXIMUM TERM, THAT SHALL EXPIRE ON OCTOBER 31, 1996, THE FOLLOWING GUARANTEE:

ANNUAL SURETY ISSUED BY A SURETY COMPANY DULY AUTHORIZED, FOR A TOTAL AMOUNT EQUAL TO $1,200,000.00 US CY (ONE MILLION TWO

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

HUNDRED THOUSAND DOLLARS 00/100 CURRENCY OF THE UNITED STATES OF AMERICA) TO GUARANTEE TO THE LESSOR THE FULFILLMENT OF EACH AND EVERY ONE OF THE OBLIGATIONS ASSUMED BY THE LESSEE IN THIS AGREEMENT. SUCH BOND SHALL BE RENEWED ANNUALLY WITHIN THE FIRST FIFTEEN DAYS AND FOR A MINIMUM AMOUNT COVERING ONE YEAR'S RENT.

THIRTEEN. BOTH PARTIES AGREE THAT THIS AGREEMENT MAY ONLY BE EXTENDED OR MODIFIED BY AN AGREEMENT DULY EXECUTED IN WRITING AND SIGNED BY THE PARTIES WHICH SHALL BE ATTACHED TO THIS AGREEMENT IN THE FORM OF AN ANNEX. SUCH MODIFICATIONS OR EXTENSIONS SHALL NOT CONSTITUTE A NOVATION.

FOR THE PURPOSES OF THIS AGREEMENT, THE PARTIES DESIGNATE THE FOLLOWING AS THEIR DOMICILES:

LESSOR:                             DANTE NO. 7
                                    COLONIA NUEVA ANZURES
                                    MEXICO, D.F. C.P. 11590

                                    AT'N: LIC. ROBERTO GUTIERREZ MARTINEZ

LESSEE:                             THE LEASED PROPERTY
                                    AVE. COSTERA MIGUEL ALEMAN NO. 159
                                    FRACCIONAMIENTO MAGALLANES


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

                                    ACAPULCO, ESTADO DE GUERRERO
                                    AT'N: LIC. BERNARDO DOMINGUEZ
                                    CERECERES

FOURTEEN. THE PARTIES ACCEPT THAT THIS AGREEMENT IS FREE OF ERRORS, FRAUD, INJURY, BAD FAITH, OR ANY OTHER VICE OF CONSENT THAT COULD AFFECT ITS FULL VALIDITY.

FIFTEEN. FOR ALL CASES OF CONTROVERSY, INTERPRETATION AND FULFILLMENT OF THIS AGREEMENT, THE PARTIES SUBMIT THEMSELVES TO THE JURISDICTION AND AUTHORITY OF THE COMMON COURTS OF THE CITY AND PORT OF ACAPULCO, GUERRERO, HEREBY WAIVING ANY OTHER FORUM AVAILABLE TO THEM BY REASON OF THEIR CURRENT OR FUTURE DOMICILES OR OTHERWISE.

THIS AGREEMENT IS PREPARED AND SIGNED IN FOUR COUNTERPARTS IN THE CITY AND PORT OF ACAPULCO, GUERRERO, ON JULY 24, 1996, TWO COPIES REMAINING IN THE POWER OF EACH ONE OF THE PARTIES.

THE LESSOR                                 THE LESSEE
CONDOMINIO HUMBOLDT, S.A. DE C.V.          HOTELERA QUALTON, S.A. DE C.V.
CHU-560124-MZ1                             HQU-920918-JB3


                                           BY:  /s/ Bernardo Dominguez Cereceres


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

BY: /s/ Carmela Azcarraga Milmo De Burillo

CARMELA AZCARRAGA MILMO DE BURILLO         BERNARDO DOMINGUEZ CERECERES
GENERAL AGENT                              GENERAL AGENT

WITNESS                                    WITNESS
/s/ Roberto Gutierrez Martinez             /s/ Alberto Rivera Calderon
LIC. ROBERTO GUTIERREZ MARTINEZ            C.P. ALBERTO RIVERA CALDERON


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